                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

     We hereby consent to the incorporation by reference in this Registration Statement on Form S-3 of our report dated March 29, 1999 relating to the financial statements, which appears in HomeCom Communications, Inc.'s Annual Report on Form 10-K for the year ended December 31, 1998. We also consent to the reference to us under the heading "Experts" in such Registrant Statement.


                                          /s/ PRICEWATERHOUSECOOPERS LLP

                                     -------------------------------------------
                                             PricewaterhouseCoopers LLP

Atlanta, Georgia

June 1, 1999